                                                                    EXHIBIT 10.4

                      SUBSCRIPTION AND STOCKHOLDERS AGREEMENT

     THIS SUBSCRIPTION AND STOCKHOLDERS AGREEMENT (this "AGREEMENT"), dated as of the 24th day of March, 1995, is made and entered into by and among RSx HOLDINGS, INC., a Delaware corporation whose address is 9 West 57th Street, Suite 4000, New York, New York 10019 (the "COMPANY"), STEVE SIMONS, DEBRA SIMONS, PAUL TURNER and the other Persons whose names are set forth at the end of this Agreement.

     In order to capitalize the Company and to set forth certain rights and restrictions relating to the ownership of its securities, the parties hereto desire to enter into this Agreement.

     In consideration of the agreements, representations, warranties and indemnities hereinafter set forth, the parties hereto agree as follows:

     Unless otherwise defined herein, capitalized terms used herein shall have the meaning given such terms below:

      1.1 "ACQUISITION" means RSx Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and its successors.

      1.2 "ACQUISITION AGREEMENT" means the Stock Purchase Agreement dated March 24, 1995 (including all schedules and exhibits thereto) by and among the Company, Acquisition and shareholders of Rockshox, Inc., a California corporation.

      1.3 "BONA FIDE OFFER" means a written offer from a Person (the "OFFEROR") to purchase some or all of the shares of Common Stock owned by a Stockholder. If the Offeror is a corporation, partnership, trust or other entity, all Persons having more than a 10 percent direct or beneficial ownership interest in such entity shall be identified in the offer. Notwithstanding anything to the contrary contained in the Bona Fide Offer, in connection with any proposed Transfer pursuant to a Bona Fide Offer, the Stockholder shall require the Offeror (i) to consummate the proposed Transfer no earlier than 60, nor later than 180, days following the date of the Bona Fide Offer and (ii) to furnish reasonable evidence of the Offeror's financial ability to consummate the terms of the proposed transaction.

      1.4 "BY-LAWS" means the Company's By-Laws in the form of EXHIBIT A attached hereto.

      1.5 "CERTIFICATE OF INCORPORATION" means the Company's Certificate of Incorporation, as amended to date, in the form of Exhibit B attached hereto.

      1.6 "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      1.7 "COMMON STOCK" means the Company's Common Stock, par value $0.01 per share, having the terms set forth in the Certificate of Incorporation.

      1.8 "CREDIT AGREEMENT" means the Credit Agreement among Holdings, Acquisition and The First National Bank of Chicago, as agent, dated as of March 24, 1995, as amended from time to time.

      1.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      1.10 "FINANCING AGREEMENTS" means each of the Credit Agreement, the Purchase Agreement and any and all of the Company's and Acquisition's agreements, instruments and documents executed in connection with the borrowing of money, whether executed before, on or after the date of this Agreement, as such agreements may be amended from time to time.

      1.11 "HOLDER" means each of the Persons executing this Agreement (except Steve Simons, Debra Simons and Paul Turner) and shall include any Permitted Transferee(s) of a Holder.

      1.12 "INSTITUTIONAL INVESTORS" means each of MCIT (Existing Pool) Limited and MCIT (New Pool) Limited, each a public company incorporated in England and a wholly owned subsidiary of MCIT, and shall include any Permitted Transferee(s) of an Institutional Investor.

      1.13 "JORDAN HOLDER" means all of the Holders except Quinn and the Institutional Investors, and shall include any Permitted Transferee(s) of a Jordan Holder.

      1.14 "JUNIOR NOTES" means the non-negotiable subordinated promissory notes of the Company in the form attached hereto as EXHIBIT C.

      1.15 "LIEN" means any lien, mortgage, security interest, claim, restriction, encumbrance, pledge, hypothecation or interest of any Person, of any kind or nature.

      1.16 "MANAGER" means each of Steve Simons and Paul Turner, and shall include any Permitted Transferee(s) of such individuals.

      1.17 "MCIT" means MCIT PLC.

      1.18 "PERMITTED TRANSFEREE" means (i) in the case of any Manager, any other Manager, (ii) in the case of any Holder (except Quinn), any other
Holder, (iii) in the case of Quinn, any other Holder, PROVIDED THAT, unless the Institutional Investors and the Jordan Holders otherwise agree, the shares of Common Stock held by Quinn must be Transferred to the Institutional Investors and the Jordan Holders in the same proportion as the respective number of shares of Common Stock held by the Institutional Investors and by the Jordan Holders bears to the total number of shares of Common Stock held by the Institutional Investors and the Jordan Holders, (iv) in the case of any individual Stockholder, any member of such Stockholder's immediate family (as defined in the regulations promulgated under Section 16 of the Exchange Act), including any child of a deceased or living spouse of a Stockholder or the child or children of any such child,
(v) in the case of any individual Stockholder, any trust created for the benefit of such Stockholder or any of his or her family members, (vi) in the case of any individual Stockholder, any legal representative and the testate or intestate distributee(s) to whom such Stockholder shall transfer any Common Stock at any time or from time to time, (vii) in the case of any Stockholder that is affiliated (as that term is defined by the rules and regulations promulgated by the Commission) with The Jordan Company, any other Person that is affiliated with The Jordan Company or any of its affiliates,
(viii) in the case of any Institutional Investor, any other Person that is affiliated with MCIT and (ix) in the case of any Institutional Investor, any Person to whom such Institutional Investor may grant a Lien by way of a pledge of the shares of Common Stock held by the Institutional Investor in connection with the borrowing of money from such Person.

      1.19 "PERSON" means any individual, partnership, limited liability company, corporation, association, joint stock company, trust, joint venture, organization, and any governmental entity or any department, agency or subdivision thereof.

      1.20 "PREFERRED STOCK" means the Series A Preferred Stock and the Series B Preferred Stock.

      1.21 "PUBLIC OFFERING" means one, or the last in a series of, bona fide public offerings by the Company of its Common Stock pursuant to a registration statement or registration statements filed by the Company with the Commission, where the aggregate gross proceeds to the Company and the Institutional Investors from such public offering, or from such series of public offerings, shall be not less than $15,000,000.

      1.22 "PURCHASE AGREEMENT" means the Purchase Agreement between the Company and MCIT, dated as of March 24, 1995, as amended from time to time.

      1.23 "QUINN" means Thomas H. Quinn, one of the Holders, and shall include any Permitted Transferee(s) of Quinn.

      1.24 "REGISTRATION EXPENSES" has the meaning set forth in Section 8.5.

      1.25 "REQUISITE PERCENTAGE" means (i) in the absence of a Superior Payment Default or Superior Financial Covenant Default (as such terms are defined in the Junior Notes), Stockholders holding at least 60 percent of the issued and outstanding shares of Common Stock of the Company, or (ii) if there has occurred and is continuing a Superior Payment Default or Superior Financial Covenant Default, Holders holding at least 80 percent of the issued and outstanding shares of Common Stock of the Company held by all Holders.

      1.26 "RESTRICTED STOCK" means all of the Common Stock of the Company. As to any particular Restricted Stock, such securities shall cease to be Restricted Stock after issuance when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) or are saleable pursuant to Rule 144(k) (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

      1.27 "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      1.28 "SERIES A PREFERRED STOCK" means the Company's 5% Series A Preferred Stock, par value $1.00 per share, having the terms set forth in the Certificate of Incorporation.

      1.29 "SERIES B PREFERRED STOCK" means the Company's 5% Series B Preferred Stock, par value $1.00 per share, having the terms set forth in the Certificate of Incorporation.

      1.30 "SHARES" means, with respect to each Stockholder, the shares of Stock owned or held by such Stockholder.

      1.31 "STOCK" means the Common Stock and the Preferred Stock.

      1.32 "STOCKHOLDER" means each of the parties to this Agreement and any Permitted Transferee(s) of such parties.

      1.33 "TRANSFER" means any sale, transfer, assignment, pledge, hypothecation, gift, bequest, granting of a Lien, or other disposition or event of any kind that would (or could), directly or indirectly, by operation of law or otherwise, change in any manner the actual or beneficial ownership of any shares of Stock. Each Transfer must comply with all of the terms of this Agreement.


                                    ARTICLE 2

                                STOCK SUBSCRIPTIONS

      2.1 SUBSCRIPTION FOR STOCK. Each Stockholder identified on EXHIBIT D attached hereto hereby subscribes for and agrees to purchase the number and type of shares of Common Stock set forth opposite his, her or its name as set forth on EXHIBIT D attached hereto, and herewith tenders $10.00 per share for each share of Common Stock to be purchased hereunder against delivery of a certificate or certificates registered in the name of such Stockholder, respectively, for the shares of Common Stock of the Company hereby subscribed for by such Stockholder.

      2.2 ISSUANCES OF SHARES. The Company hereby accepts the subscription of each Stockholder as identified on EXHIBIT D and agrees to issue and deliver to each of them, against payment by such Stockholder of the subscription price, a certificate or certificates registered in the name of such Stockholder evidencing the shares of Stock subscribed for by such Stockholder herein.

                                    ARTICLE 3

                            STOCKHOLDER ACKNOWLEDGMENTS

      3.1 RISK. Each Stockholder acknowledges to the Company and the other Stockholders that he, she or it understands and agrees as follows:

               THE STOCK HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS. THE STOCK IS VERY SPECULATIVE AND RISKY. THERE IS NO PUBLIC OR OTHER MARKET FOR THE STOCK, NOR IS ANY LIKELY TO DEVELOP. THE COMPANY HAS NO PREVIOUS FINANCIAL HISTORY AND HAS BORROWED SUBSTANTIALLY ALL OF THE FUNDS AVAILABLE TO IT TO COMMENCE ITS BUSINESS. EACH STOCKHOLDER ACKNOWLEDGES THAT HE, SHE OR IT MAY AND CAN AFFORD TO LOSE HIS, HER OR ITS ENTIRE INVESTMENT AND THAT HE, SHE OR IT UNDERSTANDS THAT HE, SHE OR IT MAY HAVE TO HOLD THIS INVESTMENT INDEFINITELY.

     3.2 REVIEW OF DOCUMENTS. Each Stockholder acknowledges that he, she or it has received and has had ample opportunity to review and understand the current form of each of the following documents:

               (a) the Certificate of Incorporation and all resolutions of the Board of Directors of the Company;

               (b)  the By-laws;

               (c)  the Junior Notes;

               (d)  the Purchase Agreement; and

               (e)  the Credit Agreement.

     3.3 INFORMATION. Each Stockholder acknowledges that he, she or it has had the opportunity, prior to signing this Agreement and the purchase of any Stock hereunder, to ask questions of the officers of the Company concerning all aspects of the sale of the Stock and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, desired by the Stockholder.

     3.4 OTHER. Each Stockholder acknowledges that (i) in addition to the restrictions against Transfer contained in this Agreement, certain of the Financing Agreements may contain provisions which will result in an event of default under such instrument if any of the shares of Common Stock are Transferred to a transferee that is not a Permitted Transferee and (ii) stock appreciation rights to be granted to certain members of management (who will not include either Manager) will dilute, on an economic basis only and not on an equity basis, such Stockholder's right to receive distributions on the shares of Common Stock, in an amount equal to not more than 10 percent of the amount that otherwise would be distributed to such Stockholder in respect of such shares.

                                 ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As a material inducement to the Stockholders to purchase shares of the Company's capital stock and to enter into and perform their obligations under this Agreement, the Company makes the representations and warranties set forth in this ARTICLE 4.

      4.1 ORGANIZATION, ETC. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. Since its date of incorporation the Company has not engaged in any activities of any nature, except as contemplated by this Agreement, the Acquisition Agreement and the Financing Agreements. The Company has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

      4.2    CAPITAL STOCK.

             (a) The authorized capital stock of the Company consists of 100,000 shares of Common Stock, all of which are currently issued and outstanding, 5,132 shares of Series A Preferred Stock, 3,000 shares of which are issued and outstanding, and 4,000 shares of Series B Preferred Stock, all of which are issued and outstanding. All of the shares of outstanding Stock have been duly authorized and are validly issued, fully paid and nonassessable.

             (b) The delivery by the Company of the certificate(s) to each Stockholder representing the shares of Stock to be issued to such Stockholder transfers and conveys to such Stockholder good and marketable title to such shares of Stock, free and clear of all Liens, except for the restrictions against Transfer set forth in this Agreement and in the legend set forth on the shares of Stock, and any restrictions arising under federal and state securities laws.

           (c) The Company has not issued, nor is there outstanding, any capital stock or securities convertible into or exchangeable for any shares of its capital stock.

     4.3 AUTHORITY RELATIVE TO AGREEMENT. The execution, delivery and performance by the Company of this Agreement and each agreement contemplated hereby and the issuance of the shares of Stock have been duly authorized by the Company, and the Company has all necessary corporate power and authority to issue the shares of Stock and to execute, deliver and perform this Agreement and each agreement contemplated hereby to which the Company will be a party. This Agreement and each agreement contemplated hereby to which the Company will be a party constitutes a legal and valid obligation of the Company, enforceable against the Company in accordance with its respective terms.

     4.4 NO BREACH; CONSENTS. The execution, delivery and performance by the Company of this Agreement and each agreement contemplated hereby, the issuance of the shares of Stock, and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in any breach of any of the provisions of, (ii) constitute a default under or (iii) result in a violation of the provisions of the Certificate of Incorporation or By-Laws of the Company, any indenture, mortgage, lease, loan agreement or other agreement or instrument to which the Company or its properties are subject, or any law, statute or regulation to which the Company or its properties are subject.
The execution, delivery and performance by the Company of this Agreement and each agreement contemplated hereby, the issuance of the shares of Stock, and the consummation of the transactions contemplated hereby and thereby do not and will not result in the creation of any Lien upon the Stock or the assets of the Company (other than the pledge by the Company of its stock in Acquisition), or require any authorization, consent, approval, exemption or other action by or notice (other than filings or notices, if applicable, pursuant to applicable "blue sky" or state securities laws) to any court or other governmental body.


                                  ARTICLE 5

                       REPRESENTATIONS OF EACH STOCKHOLDER

     As a material inducement to the Company to issue the Stock to each Stockholder, each Stockholder severally, and not jointly, represents and warrants to the Company for himself, herself or itself as follows:

     5.1 ACCREDITED INVESTOR. The Stockholder is an "accredited investor" as defined in Rule 501 and as promulgated under the Securities Act.

     5.2 INVESTMENT EXPERIENCE; RISK FACTORS. The Stockholder has such knowledge and experience in financial, investment and business matters that he, she or it is capable of evaluating the merits, risks and advisability of an investment in the Stock. The Stockholder acknowledges and understands that (a) the Company is newly formed and has no operating history, (b) the Company is unlikely to pay dividends in respect of the Stock, (c) payment of dividends and distributions in respect of the Stock is restricted by applicable law and by the Financing Agreements and may be restricted by future agreements or instruments binding on the Company or its properties, and (d) the Company will be significantly leveraged. The Stockholder has carefully reviewed ARTICLE 7 and acknowledges that the shares of Common Stock to be issued will be subject to the Transfer restrictions and provisions set forth in that Article.

      5.3 INFORMATION. The Company has made available to the Stockholder its Certificate of Incorporation and By-Laws and all other documents and information that such Stockholder has requested relating to an investment in the Company. The Company has afforded such Stockholder the opportunity to discuss an investment in the Stock and to ask questions of representatives of the Company concerning the terms and conditions of the offering of the Stock, and such representatives have provided answers to all such questions concerning the offering of the Stock. Such Stockholder has examined or has had the opportunity to examine before the date hereof all information that he, she or it deems to be material to an understanding of the Company and Acquisition, the proposed business of the Company and Acquisition, and the offering of the Stock and has consulted with his or her financial advisors, accountants and his, her or its attorneys as he, she or it deemed appropriate with respect to an understanding of the Company and Acquisition, the proposed business of the Company and Acquisition and the offering of the Stock.

     5.4 INVESTMENT. The Stockholder acknowledges that the Stock will be acquired solely by and for the account of such Stockholder for investment purposes only, and is not being purchased for subdivision, fractionalization, resale or distribution. Such Stockholder has no contract, undertaking, agreement or arrangement to Transfer any of the Stock which such Stockholder has acquired hereunder. Such Stockholder has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. The Stockholder acknowledges that the Stock has not been registered or qualified for resale under applicable federal and state securities laws, and may not be sold except pursuant to a registration or qualification thereunder or an exemption therefrom. The Stockholder is capable of bearing the economic risk of investing in the Stock, can afford a total loss of such investment, and the financial condition of such Stockholder is such that he, she or it has no need for liquidity with respect to his, her or its investment in the Stock and no present or foreseeable need to dispose of any portion of the Stock to satisfy any existing or contemplated undertaking or indebtedness. Such Stockholder has adequate means of providing for his; her or its current needs and possible contingencies and has a net worth equal to at least three times his, her or its investment i n the Stock

      5.5 LEGEND. Each certificate for shares of Stock will be imprinted with a legend in substantially the following form:

             THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO TRANSFER RESTRICTIONS, OBLIGATIONS AND OTHER CONDITIONS SPECIFIED IN THE SUBSCRIPTION AND STOCKHOLDERS AGREEMENT, DATED MARCH 24, 1995, AMONG THE COMPANY, THE HOLDER HEREOF AND THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH SUBSCRIPTION AND STOCKHOLDERS AGREEMENT WILL BE FURNISHED BY THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE COMPANY'S OFFICES AT 9 WEST 57TH STREET, SUITE 4000, NEW YORK, NEW YORK 10019, ATTENTION:
       ADAM E. MAX.

     Each Stockholder acknowledges that the effect of this legend, among other things, is or may be to limit or destroy the value of the certificate for purposes of sale or for use as loan collateral. Each Stockholder consents that "stop transfer" instructions may be noted against the Stock.

     5.6 INDEPENDENT DECISION. The decision of the Stockholder to acquire the Stock hereunder has been made by such Stockholder independent of any other Stockholder and independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any Stockholder or other Person. The Stockholder agrees and acknowledges that no other Stockholder or any Person has acted, is expected to act, or will act as the agent or representative of such Stockholder in connection with making, closing or monitoring of his, her or its investment hereunder. The foregoing to the contrary notwithstanding, the Institutional Investors have and will rely on the advice of Jordan Zalaznick Advisors, Inc. as contemplated by the Investment
Advisory Agreement, dated December 19, 1994.

     5.7 BINDING AGREEMENT. This Agreement constitutes a legal and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.


                                   ARTICLE 6

                          OTHER AGREEMENTS AND COVENANTS

      6.1 SURVIVAL. All representations and warranties contained herein or otherwise made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on his, her or its behalf.

      6.2    VOTING AGREEMENTS AND RIGHTS.

              (a) Until such time as the Company shall consummate a Public Offering and except as otherwise provided below, each Stockholder agrees to vote all shares of Common Stock owned of record or beneficially by such Stockholder, and to otherwise use his or its best efforts, to (a) maintain a Board of Directors of both the Company and Acquisition consisting of four members, two of whom shall be nominated by the Managers (the "MANAGER DIRECTORS") and two of whom shall be nominated by the Holders (the "HOLDER DIRECTORS"); (b) cause each of the Manager Directors and the Holder Directors to be elected to the Board of Directors of the Company; (c) not remove or permit the removal of any Manager Director or any Holder Director from the Board of Directors of the Company without the consent of those Managers who hold a majority of the number of shares of Common Stock held by all Managers or without the consent of those Holders who hold a majority of the number of shares of Common Stock held by all Holders, as the case may be.

               (b) The Stockholders agree that the Company shall have two "Board Advisors" who shall initially consist of Quinn and Debra Simons.
       The Board Advisors shall receive written notice of all Board of Directors' meetings and shall have the right to attend same and advise the Board of Directors concerning matters before the Board of Directors. If Quinn should resign or not be able to serve as a Board Advisor, the Holder Directors shall select a replacement for Quinn. If Debra Simons should resign or not be able to serve as a Board Advisor, the Manager Directors shall select a replacement for Debra Simons. Board Advisors will have no vote, but will receive the same fees and reasonable expenses for attendance at Board of Directors' meetings as received by the Company's directors.The Stockholders agree that each of the members of the Board of Directors, and each of the Board Advisors, shall be paid an annual fee of $7,500, which fee shall not be increased without the approval of Stockholders holding at least a majority of the number of shares of Common Stock.

               (c) The Stockholders agree not to, in either their personal capacity or as a member of the Board of Directors of either Holdings or Acquisition, amend or modify Section 45 of Holdings' or Acquisition's By-laws without the unanimous written consent of all Stockholders.


                                  ARTICLE 7

                        DISPOSITION RESTRICTIONS; CO-SALE

       7.1 RESTRICTIONS ON SALE OF STOCK. The terms of this ARTICLE 7 shall terminate upon consummation of a Public Offering. Any shares included in a public offering shall not be subject to the restrictions set forth in this Article 7.

               (a) Each Stockholder agrees that all shares of Common Stock and all other securities of the Company convertible into, exchangeable for or entitling the holder thereof to acquire shares of Common Stock now or hereafter owned by him or it or in which the Stockholder has any interest, legally or beneficially, shall be subject to the terms and conditions of this ARTICLE 7. No Stockholder may Transfer any shares of Common Stock unless (i) such Stockholder is in receipt of a Bona Fide Offer and (ii) all the terms and conditions of this Agreement have been satisfied.

              (b) Notwithstanding anything contained in this Agreement to the contrary, the shares of Common Stock held by a Stockholder may be Transferred to any Permitted Transferee, but the restrictions herein shall apply to any further Transfer by any such Permitted Transferee. It shall be a condition precedent to any Transfer permitted under the preceding sentence that the Permitted Transferee execute and deliver an agreement acknowledging that all shares so Transferred have been acquired for investment and not for distribution and are and shall remain subject to this Agreement. All references in this Agreement to shares of Common Stock held by a Stockholder shall include, without duplication, shares of Common Stock, if any, held by his or its Permitted Transferee. Whenever a Stockholder shall be obligated to sell shares of Common Stock held by him or it under this Agreement, each Permitted Transferee of such Stockholder shall be obligated to sell all the shares of Common Stock which the Permitted Transferee holds, to the same purchaser(s) and on the same terms and conditions.

      7.2    RIGHT OF FIRST REFUSAL.

             (a) Except for Transfers to a Permitted Transferee, if at any time any Stockholder receives a Bona Fide Offer to sell Common Stock (such Stockholder receiving the Bona Fide Offer is hereafter referred as a "SELLING STOCKHOLDER"), then such Selling Stockholder shall deliver written notice of the Bona Fide Offer (the "ROFR NOTICE"), within 30 days of receipt of the Bona Fide Offer, to each of the other Stockholders and to the Company setting forth the number of shares of Common Stock proposed to be purchased in the Bona Fide Offer (the "OFFERED SECURITIES") and the price and the other terms contained in the Bona Fide Offer.

            (b) Upon receipt of the ROFR Notice, the Company and the other Stockholders then shall have the right to purchase at the price and on the terms contained in the ROFR Notice all or, subject to SECTION 7.2(c), any portion of the

      Offered Securities in the following order of priority: (i) if the Selling Stockholder is a Manager, the other Manager(s) shall have the first right to purchase the Offered Securities, pro rata among those Managers so electing on the basis of the respective number of shares of Common Stock owned by such Manager (or in such other proportion as the Managers may agree), then the Holders shall have the second right to purchase the Offered Securities, pro rata among those Holders so electing on the basis of the respective number of shares of Common Stock owned by such Holder (or in such other proportion as the Holders may agree), and thereafter, the Company shall have the right to purchase the Offered Securities; and (ii) if the Selling Stockholder is a Holder, the other Holders shall have the first right to purchase the Offered Securities, pro rata among those Holders so electing on the basis of the respective number of shares of Common Stock owned by such Holder (or in such other proportion as the Holders may agree), then the Managers shall have the second right to purchase the Offered Securities, pro rata among those Managers so electing on the basis of the respective number of shares of Common Stock owned by such Manager (or in such other proportion as the Managers may agree), and thereafter, the Company shall have the right to purchase the Offered Securities. The rights of the Stockholders and the Company pursuant to this SECTION 7.2(b) shall be exercisable by the delivery of written notice to the Selling Stockholder (the "NOTICE OF EXERCISE") within 30 calendar days from the date of delivery of the ROFR Notice. The Notice of Exercise shall state the total number of shares of the Offered Securities such Stockholder or the Company, as the case may be, is willing to purchase without regard to whether or not the Company, or other Stockholders purchase any shares of the Offered Securities. A copy of such Notice of Exercise also shall be delivered by each Stockholder to the Company. The rights of the Stockholders and the Company pursuant to this SECTION 7.2(b) shall terminate if unexercised 30 calendar days after the date of delivery of the ROFR Notice.

              (c)  If all notices required to be given pursuant to paragraphs
      (a) and (b) of this SECTION 7.2 have been duly given and the Stockholders and the Company do not exercise their respective options to purchase all of the Offered Securities at the price and on the terms set forth in the Bona Fide Offer, and the Selling Stockholder does not desire to sell less than all of the Offered Securities, then the Selling Stockholder shall have the right, subject to compliance by the Selling Stockholder with all the other provisions of this Agreement, including without limitation, the terms of SECTION 7.3, to consummate such transaction on the terms contemplated by the Bona Fide Offer.

          7.3    Right of Co-Sale.

                (a) Subject in each case to the rights of the Stockholders and the Company setforth in Section 7.2 above, in the event any Stockholder proposes to Transfer for value pursuant to a Bona Fide
      Offer any of the Common Stock owned of record or beneficially by him or it (the "TRANSFER STOCK") to any Person (other than a Permitted Transferee) (a "STOCKHOLDER TRANSFEREE"), the Stockholder shall require the Stockholder Transferee, as a condition precedent to the consummation of the Transfer of the Transfer Stock to the Stockholder Transferee, to irrevocably offer to acquire from each Stockholder, on the same terms as the proposed Transfer of the Transfer Stock, that number of shares of Common Stock equal to the product of (i) the total number of shares of Transfer Stock MULTIPLIED
      BY (ii) a fraction, the numerator of which is the total number of shares of Common Stock owned by such Stockholder and the denominator of which is the number of shares of Common Stock owned by all Stockholders (with respect to each Stockholder, such number of shares is hereinafter referred to as "ALLOCATION STOCK").

            (b) The Stockholder shall give written notice (the "CO-SALE NOTICE") to each other Stockholder which shall describe the material terms of the proposed Transfer, the number of shares of Transfer Stock to be transferred, the total number of Shares held by such Stockholder, the name and address of the Stockholder Transferee and the proposed closing date of the Transfer. Each other Stockholder shall have thirty
      (30) days after receipt of the Co-Sale Notice to accept such offer as to all or a portion of the Allocation Stock and notify the Selling Stockholder in writing of the number of shares of Allocation Stock, if any, such other Stockholder wishes to Transfer to the Stockholder Transferee. The Stockholder may not consummate the proposed Transfer to the Stockholder Transferee, except on the terms set forth in the Co-Sale Notice and unless (x) the sale of Allocation Stock pursuant to the right of co-sale of each other Stockholder who timely accepts the offer of the Stockholder Transferee is consummated simultaneously, or
      (y) each other Stockholder waives the right of co-sale as to all or part of the Allocation Stock, or (z) the irrevocable offer expires without acceptance by any other Stockholder during the thirty (30) day period.

      7.4 OBLIGATION TO SELL STOCK. Notwithstanding any of the rights granted elsewhere in this Agreement, in the event Stockholders holding the Requisite Percentage of Common Stock of the Company (the "SECTION 7.4 HOLDERS") agree, in a bona fide arm's length transaction with an independent Person who is not affiliated with or related to the SECTION 7.4 HOLDERS, to Transfer for value all of the shares of Common Stock then held by them, then upon the written demand of the SECTION 7.4 HOLDERS, which shall be given not less than 30 calendar days prior to the date of such proposed Transfer, all the other Stockholders shall Transfer all of the shares of Common Stock held by each of them as is proposed to be Transferred by the SECTION 7.4 HOLDERS, at the same price and on the same terms and conditions as those set forth in the SECTION 7.4 HOLDERS' written demand, to the buyer or transferee designated in written demand. At the date set forth in the written demand from the SECTION 7.4 HOLDERS, the other Stockholders shall (i) execute such documents as reasonably may be requested in the SECTION 7.4 HOLDERS' demand notice and (ii) deliver certificate(s) for the shares of Common Stock to be sold, duly endorsed for transfer in the form required, with signatures guaranteed, to the SECTION 7.4 HOLDERS or the buyer or other transferee at the Company's principal office or such other place as the Company or the
SECTION 7.4 HOLDERS shall select, and the SECTION 7.4 HOLDERS shall cause the purchase price to be paid to the other Stockholders in the same form and species as paid to the SECTION 7.4 HOLDERS. In the event that any Stockholder fails to deliver the shares of Common Stock held by him or it, said Stockholder shall for all purposes be deemed no longer to be a stockholder of the Company, shall have no voting rights, shall not be entitled to any dividends or other distributions with respect to shares of Common Stock held by him or it, and shall have none of the rights or privileges granted to stockholders of the Company under this or any other agreement. If the SECTION 7.4 HOLDERS fail to make demand on the other Stockholders to sell their shares of Common Stock, such other Stockholders shall have the rights set forth under SECTIONS 7.2 AND 7.3.

      7.5 FAILURE TO GIVE NOTICE WAIVER. For purposes of this ARTICLE 7, any Stockholder who has failed to give notice of the election of a right or option hereunder within the specified time period will be deemed to have waived his or its rights on the day after the last day of such period. Each Stockholder agrees and acknowledges that the Company may purchase or acquire shares of Common Stock pursuant to this ARTICLE 7, and approves such purchases and acquisitions, and waives any objection or claim relating thereto, whether against the Company, its Board of Directors or otherwise.


                                  ARTICLE 8

                            REGISTRATION RIGHTS


      8.1 Public Offering. Each of the Stockholders agrees that if the Company proposes to register any of its shares of Common Stock under the Securities Act for sale to the public in any public offering, the Institutional Investors shall have the right to include their shares of Restricted Stock with the shares to be covered by the registration statement proposed to be filed by the Company in connection with such public offering, unless, and to the extent that, any managing underwriter retained by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the shares of Common Stock to be sold by the Company. The provisions of this SECTION 8.1 shall terminate immediately following consummation of a Public Offering.

          8.2    Demand Registrations.

                 (a) At any time and from time to time after both of the following conditions are met: (a) the consummation of a Public Offering and (b) either Steve Simons or Paul Turner is no longer employed by the Company, any Manager or group of Managers holding at least 10 percent of the shares of Restricted Stock then outstanding and any Holder or group of Holders holding at least 10 percent of the shares of Restricted Stock then outstanding may request in writing that the Company effect the registration under the Securities Act of all or part of the shares of Restricted Stock held by such Stockholder(s), which request shall specify the number of shares of Restricted Stock to be registered by each such Stockholder (such notice is hereinafter referred to as a "Demand Request"). Upon receipt of such Demand Request, the Company will promptly give written notice of such requested registration to all other Stockholders holding shares of Restricted Stock and such other Stockholders shall have the right, within 30 calendar days after the giving of such written notice by the Company, to include the Restricted Stock held by them in such registration and thereupon the Company will use its best efforts to effect the registration under the Securities Act of (i) the Restricted Stock covered by the Demand Request; and (ii) all other Restricted Stock which the Company has been requested to register by any other Stockholder thereof by written request given to the Company;

      PROVIDED, HOWEVER, that the Company shall not be obligated to file a registration statement relating to any Demand Request under this
      SECTION 8.2(a), within the six month period immediately following; the effective date of a registration previously effected by the Company pursuant to this SECTION 8.2; and

      PROVIDED, FURTHER, however, that the Company may postpone for not more than 90 days, on one occasion only with respect to each Demand Request, the filing or effectiveness of a registration statement under this
      SECTION 8.2(a) if the Company and the Stockholder(s) initiating the Demand Request agree (which agreement on the part of such Stockholders shall not be unreasonably withheld) that such registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; PROVIDED that in such event, the Stockholder(s) initiating the Demand Request will be entitled to withdraw the Demand Request, and if such request is withdrawn, such Demand Request will not count as one of the permitted registrations under this SECTION 8.2. In any event, the Company will pay all Registration Expenses in connection with any registration initiated under this SECTION 8.2.

            (b) Notwithstanding the foregoing provisions of SECTION 8.2(a), the Company shall not be obligated to effect more than an aggregate of
      (i) three registrations pursuant to this SECTION 8.2 at the request of any Manager(s) and (ii) three registrations pursuant to this SECTION
      8.2 at the request of any Holder(s).

             (c) If the Company proposes to effect a registration requested pursuant to this SECTION 8.2 by the filing of a registration statement on Form S-3 (or any similar short-form registration statement), the Company will comply with any request by the managing underwriter to effect such registration on another permitted form if such managing underwriter advises the Company that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed public offering.

             (d) A registration requested pursuant to SECTION 8.2(a) will not be deemed to have been effected unless it has become effective under the Securities Act; provided, that if after it has become effective under the Securities Act, the public offering of Restricted Stock pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected under SECTION 8.2(b).

            (e) The Company will pay all Registration Expenses in connection with each of the registrations of Restricted Stock effected by it under the Securities Act pursuant to this SECTION 8.2.

           (f) The Company shall have the right to select the investment banker (or investment bankers) that shall manage the public offering (collectively, the "managing underwriter") under this SECTION 8.2.

         (h)  If in connection with any public offering pursuant to this
      SECTION 8.2 the managing underwriter shall advise the Company that, in its judgment, the number of shares of Restricted Stock proposed to be included in such public offering should be limited due to market conditions, then the Company will promptly so advise each Stockholder holding shares of Restricted Stock that has requested registration, and the Restricted Stock held by the Stockholders proposing to sell shares in such public offering shall be exclude rata, based on the respective number of shares of Restricted Stock as to which registration has been requested by such Stockholders, until all of their Restricted Stock shall have been excluded.

      8.3 PIGGYBACK REGISTRATION. IF THE COMPANY, AT ANY TIME AFTER CONSUMMATION OF A PUBLIC OFFERING, proposes to register any of its Common Stock under the Securities Act for sale to the public (other than pursuant to a registration statement on forms S-4 or S-8, or any successor forms), each such time the Company will give written notice to each Stockholder of its intention to do so. Upon the written request of a Stockholder received by the Company within thirty (30) days after the giving of any such notice by the Company, to register such number of shares of Restricted Stock owned of record or beneficially by such Stockholder specified in such written request, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the shares of Common Stock to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the Transfer by each Stockholder (in accordance with his or its written request) of such Restricted Stock once so registered. In the event that any registration pursuant to this SECTION 8.3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock requested to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the shares of Common Stock to be sold by the Company or any other Person therein. In the event such a reduction is necessary, (1) the Stockholder(s) requesting to sell Restricted Stock in the public offering shall bear the reduction on a pro rata basis, based on the number of shares of Restricted Stock each Stockholder requested to offer for sale in the underwritten public offering, or (2) a Stockholder may elect to withdraw from such registration all shares of Restricted Stock held by him or it as to which registration was requested. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this SECTION 8.3 without thereby incurring any liability to any Stockholder.

     8.4 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTION 8.1, 8.2 OR 8.3 hereof to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will promptly:

            (a) prepare and file with the Commission a registration statement (which shall be on any form of general applicability satisfactory to the managing underwriter with respect to such securities);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

            (c) furnish to each selling Stockholder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

           (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each selling Stockholder, or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

           (e) use its best efforts to list the Restricted Stock that is Common Stock covered by such registration statement with any securities exchange or the NASDAQ Stock Market National Market on which the Common Stock of the Company is then listed or quoted;

           (f) notify each selling Stockholder at any time when a prospectus relating to Restricted Stock is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus (at the expense of the party making or omitting such material fact) so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that the 180-day period described below will be tolled from the time a prospectus contains such a statement or omission until a prospectus correcting such statement or omission has been delivered to the Stockholder and may be delivered to the purchasers of such Restricted Stock in compliance with the Securities Act;

           (g) notify each selling Stockholder immediately, and confirm the notice in writing, (1) when the registration statement becomes effective, (2) of the issuance by the Commission of any stop order or of the initiation, or the written threat, of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of qualification of the Restricted Stock for sale in any jurisdiction or of the initiation, or the written threat, of any proceedings for that purpose, and (4) of the receipt of any comments, or requests for additional information, from the Commission or any state regulatory authority. If the Commission or any state regulatory authority shall enter such a stop order or order suspending qualification at any time, the Company will promptly use its best efforts to obtain the lifting of such order; and

           (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of at least twelve
      (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
      Section 11(a) of the Securities Act.

           For purposes hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or 180 days after the effective date thereof.

           In connection with each registration hereunder, each Stockholder will furnish to the Company in writing such information with respect to it as a stockholder as shall be necessary in order to assure compliance with federal and applicable state securities laws.

            In connection with each registration pursuant to SECTION 8.1, 8.2 OR 8.3 hereof covering an underwritten public offering, the Company and each selling Stockholder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      8.5 EXPENSES. All reasonable expenses incurred by the Company in complying with SECTION 8.1, 8.2 8.3 OR 8.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses (as defined below), are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "SELLING EXPENSES."

            (a) The Company shall pay all Registration Expenses attributable to the shares of Restricted Stock of the Stockholder included in the registration in connection with each registration statement under
      SECTION 8.1, 8.2, 8.3 OR 8.4 hereof.

            (b) All Selling Expenses in connection with each registration statement under SECTION 8.1, 8.2, 8.3 OR 8.4 hereof shall be borne by the selling Stockholder in proportion to the number of shares of Common Stock sold by each Stockholder.

      8.6    INDEMNIFICATION AND CONTRIBUTION.

            (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to SECTION 8.1, 8.2, 8.3 OR 8.4 hereof, the Company will indemnify and hold harmless each Stockholder (provided any such Stockholder is a seller of Restricted Stock thereunder), each underwriter of such Restricted Stock thereunder, and each other Person, if any, who controls such Stockholder, its directors and its officers or underwriters within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder, such underwriter or such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any shares of Restricted Stock were registered under the Securities Act pursuant to SECTION 8.1, 8.2, 8.3 OR 8.4 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company (other than a violation arising from any action or inaction required of the Company by any applicable regulatory authority in connection with any registration, qualification or compliance), and will reimburse each such Stockholder, each such underwriter and each such Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Stockholder, such underwriter or such Person in writing specifically for use in such registration statement or prospectus.

             (b) In the event of a registration of any of the shares of Restricted Stock under the Securities Act pursuant to SECTION 8.1, 8.2,
      8.3 OR 8.4 hereof, each Stockholder including shares of Restricted Stock in such registration, severally but not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter, and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which any shares of Restricted Stock were registered under the Securities Act pursuant to SECTION 8.1, 8.2, 8.3 OR 8.4 hereof, any preliminary prospectus, or final prospectus contained therein, or any amendment hereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling

      Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that each such Stockholder will be liable hereunder in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Stockholder, as such, respectively, furnished in writing to the Company by such Stockholder specifically for use in such registration statement or prospectus. In no event will any Stockholder be required to enter into any agreement or undertaking in connection with any registration under this Agreement providing for any indemnification or contribution obligation on the part of such Stockholder greater than any other Stockholder's obligation under this
      SECTION 8.6(b).

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this ARTICLE 8 and shall only relieve it from any liability which it may have to such indemnified party under this ARTICLE 8 if and to the extent the indemnifying party is prejudiced by such omission.
      In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this ARTICLE 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

           (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
      (1) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this ARTICLE 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration for time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this ARTICLE 8 provides for indemnification in such case, or (2) contribution under the Securities Act may be required on the part of any such selling holder of Restricted Stock or any such controlling Person in circumstances for which indemnification is provided under this ARTICLE 8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering proceeds of its Restricted Stock offered by the registration statement bears to the public offering proceeds of all securities offered by such registration statement, and the Company shall be responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds received from the sale of Restricted Stock offered by it pursuant to such registration statement; and (B.) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      8.7 CHANGES IN CAPITAL STRUCTURE. If, and as often as, there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the registration rights granted in this ARTICLE 8 shall continue with respect to the capital structure of the Company as so changed.

      8.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of a Stockholder's Common Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have became effective, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each Stockholder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports as such Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Stockholder to sell any Restricted Stock without registration.


                                   ARTICLE 9

                                 MISCELLANEOUS

     9.1 RATIFICATION OF PRIOR ACTS OF BOARD OF DIRECTORS OF COMPANY. Each of the Stockholders hereby adopts, ratifies and confirms all of the actions heretofore taken by the Board of Directors of the Company in all respects.

     9.2 AMENDMENTS AND WAIVERS. No purported amendment of this Agreement, or waiver, discharge or termination of any obligation under it, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against whom or which enforcement or admission is sought. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     9.3 NOTICES. Any and all notices, designations, consents, offers, acceptances, or any other communications provided for in this Agreement ("Notice") shall be given in writing by personal delivery, by facsimile with confirming original, by registered or certified mail (return receipt requested) or by overnight mail or courier service maintaining a record of receipt and delivery, which shall be addressed, in the case of the Company, c/o The Jordan Company, 9 West 57th Street, Suite 4000, New York, New York 10019, Attention: Adam E. Max; and in the case of a Stockholder, to his, her or its address included on the signature page hereto, or in either case, to such other persons or addresses as shall be furnished in writing by any party to the other parties hereto. A Notice shall be deemed to have been given as of the date (i) when personally delivered, (ii) when actually received, if by mail, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

     9.4 ASSIGNMENT. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and Permitted Transferees, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by a Stockholder (except to another Stockholder or Stockholders) without the prior written consent of the Company. This SECTION 9.4 shall not be deemed to supersede or modify, in any manner, the provisions of ARTICLE 7.

     9.5 SEVERABILITY, ETC. This Agreement shall be governed by, construed, applied and enforced in accordance with the laws of the state of New York, except that no doctrine of choice of law shall be used to apply any law other than that of the state of New York, and no defense, counterclaim or right of set-off given or allowed by the laws of any other state or jurisdiction, or arising out of the enactment, modification or repeal of any law, regulation, ordinance or decree of any foreign jurisdiction, shall be interposed in any action hereon. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that (i) in any action for specific performance the parties hereto waive the defense that a remedy at law would be adequate and (ii) in addition to any other remedy to which they may be entitled at law or in equity, the parties hereto shall be entitled to compel specific performance of this Agreement. Subject to the provisions of
SECTION 9.10, each party agrees that any action or proceeding to enforce the terms of this Agreement, or arising out of this Agreement, may be commenced in the state courts of the state of New York in New York City, or in the United States District Courts in New York City and consents to such jurisdiction, agrees that venue will be proper in such courts and waives any objections based upon forum non conveniens. Each party waives personal service of process and agrees that a summons and complaint commencing an action or proceeding shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the party at the address set forth in this Agreement, or as otherwise provided by the laws of the state of New York or the United States. The choice of forum set forth in this SECTION 9 5 shall not be deemed to preclude the enforcement of any judgment obtained in any other forum or the taking of any action under this Agreement to enforce same in any other appropriate jurisdiction.

     9.6 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Person.

     9.7 CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

     9.8 COMPLETE AGREEMENT. This document and the documents referred to herein contain the complete agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     9.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

     9.10 ARBITRATION. ANY DISPUTE BETWEEN OR AMONG THE PARTIES TO THIS AGREEMENT RELATING TO OR IN RESPECT OF THIS AGREEMENT, ITS NEGOTIATION, EXECUTION, PERFORMANCE, SUBJECT MATTER, OR ANY COURSE OF CONDUCT OR DEALING OR ACTIONS UNDER OR IN RESPECT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY CLAIM UNDER THE SECURITIES ACT, THE EXCHANGE ACT, ANY OTHER STATE OR FEDERAL LAW RELATING TO SECURITIES OR FRAUD OR BOTH, OR FEDERAL OR STATE COMMON LAW, SHALL BE SUBMITTED TO, AND RESOLVED EXCLUSIVELY PURSUANT TO, ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. SUCH ARBITRATION SHALL TAKE PLACE IN NEW YORK, NEW YORK, AND SHALL BE SUBJECT TO THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK. DECISIONS AS TO FINDINGS OF FACT PURSUANT TO SUCH ARBITRATION SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES. WITHIN THIRTY DAYS FOLLOWING THE AWARD OF ANY ARBITRATOR HEREUNDER, ANY PARTY MAY APPLY TO A COURT OF COMPETENT JURISDICTION FOR A RESOLUTION OF ANY QUESTIONS OF LAW BEARING ON SUCH AWARD, AND NO SUCH AWARD SHALL BE BINDING AND ENFORCEABLE UNLESS THE ARBITRATOR'S DETERMINATIONS AS TO SUCH QUESTIONS OF LAW HAVE BEEN JUDICIALLY APPROVED OR UNTIL THE

PASSAGE OF SUCH THIRTY DAY PERIOD WITHOUT SUCH APPLICATION HAVING BEEN MADE. ANY FINAL AWARD SHALL BE ENFORCEABLE AS A JUDGMENT OF A COURT OF RECORD.

     9.11 WAIVER OF JURY TRIAL. EACH OF THE STOCKHOLDERS EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY A JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER OR REMEDY UNDER OR IN RESPECT OF THIS AGREEMENT OR ANY AMENDMENT, SUPPLEMENT, AGREEMENT, INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION SHALL BE RESOLVED IN ACCORDANCE WITH SECTION 9.10, OR IF, FOR ANY REASON NOT RESOLVED IN ACCORDANCE WITH SECTION 9.10, BEFORE A COURT AND NOT A JURY.

     9.12 ATTORNEYS' FEES. If any legal action or other proceeding is commenced to enforce or interpret any provision of, or otherwise relating to, this Agreement, the losing party shall pay the prevailing party's reasonable expenses incurred in the investigation of any claim leading to the proceeding, preparation for and participation in the proceeding, any appeal or other post judgment motion, and any action to enforce or collect the judgment, including contempt, garnishment, levy, discovery and bankruptcy. "Expenses" shall include, without limitation, court or other proceeding costs and experts' and attorneys' fees and their expenses. The phrase "prevailing party" shall mean the party who is determined in the proceeding to have prevailed and who prevails by dismissal, default or otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                              RSx HOLDINGS, INC.

                              By:   /s/ Adam E. Max
                                  _________________________________

                              Title: Vice President
                                    ______________________________

                              Name: _______________________________


          STOCKHOLDER SIGNATURES ON THE FOLLOWING PAGES

                                       /s/ STEVE SIMONS
                                       ________________________________
                                       Steven W. Simons
                                       27461 Sherlock Road
                                       Los Altos Hills, California 94022

                                       /s/ STEVE SIMONS
                                       /s/ DEBRA SIMONS
                                       ________________________________
                                       Debra W. Simons
                                       Steven W. Simons
                                       27461 Sherlock Road
                                       Los Altos Hills, California 94022

                                       /s/ PAUL TURNER
                                       ________________________________
                                       Paul Turner
                                       2838 Third Street
                                       Boulder, Colorado 80304

                                      MCIT PLC


                                      By  /s/ JAMES E. JORDAN
                                          _____________________________

                                      Name   James E. Jordan
                                            ____________________________


                                      Title     Director
                                            ____________________________
                                            Address c/o Jordan/Zalaznick
                                                    Advisors, Inc.
                                                    9 West 57th Street
                                                    Suite 4000 New York 10019

                                      /s/ THOMAS H. QUINN
                                      ________________________________
                                      Thomas H. Quinn

                                      James E.  Jordan, Jr.  Profit
                                      Sharing Plan & Trust


                                      By /s/ JAMES E. JORDAN, TRUSTEE
                                         _______________________________
                                         James E. Jordan, trustee
                                         c/o The William Penn Company
                                         9 West 57th Street, Suite 4000
                                         New York, New York  10019

                                      John M.  Camp III Money Purchase
                                        Pension Plan DTD 1/1/93

                                       By  /s/ JOHN M. CAMP III, TRUSTEE
                                          ________________________________
                                          John M.  Camp III, trustee
                                          1054 Bellview Road
                                          McLean, VA 22102

                                      /s/ ADAM E. MAX
                                      ________________________________
                                      Adam E.  Max
                                      1349 Lexington Avenue, Apt. 6F
                                      New York, NY 10128

                                      /s/ JONATHAN F. BOUCHER
                                      ________________________________
                                      Jonathan F. Boucher
                                      536 North Street
                                      Harrison, NY 10528

                                      John W. Jordan II Revocable
                                         Trust


                                      By /s/ JOHN W. JORDAN II, TRUSTEE
                                         ________________________________
                                         John W. Jordan II, trustee
                                         1000 Lake Shore Plaza, Apt.  29B
                                         Chicago, IL 60611

                                      LEUCADIA INVESTORS, INC.


                                      By  /s/ RUTH KLINDWORTH
                                         _________________________________

                                      Name  Ruth Klindworth
                                           _______________________________

                                      Title  Vice President and Secretary
                                            ______________________________
                                      Address 315 Park Avenue South
                                      New York. New York 10010

                                      /s/ DAVID W. ZALAZNICK
                                      _____________________________________
                                      David W. Zalaznick
                                      c/o The  Jordan Company
                                      9 West 57th Street, Suite 4000
                                      New York, New York 10019

                                      /s/ JOHN R. LOWDEN
                                      _____________________________________
                                      John R. Lowden
                                      8 Deer Park Court
                                      Greenwich, CT 06830

                                      /s/ JOHN M. CAMP III
                                      _____________________________________
                                      John M. Camp III
                                      1054 Bellview Road
                                      McLean, VA 22102

                                      /s/ A. RICHARD CAPUTO, JR.
                                      _____________________________________
                                      A. Richard Caputo, Jr.
                                      c/o The Jordan Company
                                      9 West 57th Street, Suite 4000
                                      New York, New York 10019

                                      /s/ PAUL R. RODZEVIK
                                      _____________________________________
                                      Paul R. Rodzevik
                                      3470 Heyward Street
                                      Mohegan Lake, NY 10547